UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

       Date of Report (Date of Earliest Event Reported): December 29, 1999

                          CUMBERLAND TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

                  0-19727                       59-3094503
            (Commission File No.)             (I.R.S.EmployerIdentification No.)

                4311 West Waters Avenue, Suite 501 Tampa, Florida
                     (Address of Principal Executive Office)

                                      33614
                                   (Zip code)

                                 (813) 885-2112
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      At a meeting held on December 29, 1999, the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of Giunta, Ferlita & Walsh, P.A., who were dismissed as auditors of the Company effective December 29, 1999. There were no disagreements with Giunta, Ferlita & Walsh, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures. The Company has requested Giunta, Ferlita & Walsh, P.A. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated December 30, 1999 is filed as Exhibit 16 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Tampa, State of Florida, on January 3, 2000.

                                         CUMBERLAND TECHNOLOGIES, INC.

Date:  January 3, 2000                   By:  /s/ Joseph M. Williams
                                         ---------------------------
                                         Joseph M. Williams
                                         President and Chief Executive Officer

Date:  January 3, 2000                   By: /s/ Carol S. Black
                                         ----------------------
                                         Carol S. Black
                                         Secretary and Chief Financial Officer